SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2003


              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
             (Exact name of registrant as specified in its charter)


              Delaware             001-31563           47-1284989
    (State or other jurisdiction  (Commission         (IRS Employer
          of incorporation)      File Number)      Identification No.)




              5800 Corporate Drive
            Pittsburgh, Pennsylvania                   15237-7000
    (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:   (800) 341-7400



Item 9.  Regulation FD Disclosure.

      The following information is furnished pursuant to Item 9 of Form 8-K :

Following is information that may be made publicly available on or after February 14, 2003.

At January 31, 2003, the Fund held 80 tax exempt securities.

     At January 31, 2003, the Fund's unlevered duration was 7 years. The Fund will lever through the issuance of auction market preferred shares (AMPS). After the Fund has received and invested the proceeds of its AMPS offering, the Fund will attempt to maintain the duration of its assets at approximately 6 years, resulting in an effective duration to Common Shareholders of approximately 10 years.

     The following table shows the Fund's credit quality breakdown at January 31, 2003. In addition, after the Fund has received and invested the proceeds of its AMPS offering, the Fund will attempt to increase its allocation to lower rated securities and to maintain the credit quality breakdown specified in its registration statement.

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Rating                    As of 1/31/03            Target
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AAA                       56.5%                    40-50%
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AA/A                      18.8%                    5-15%
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BBB                       11.9%                    20-25%
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BB/B/Unrated              12.9%                    up to 20%
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At January 31, 2003, the Fund's sector profile was as follows:

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Sector                     % of Fund
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Insured                    54.2%
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Hospital                   13.9%
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Special Tax                5.9%
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Electric & Gas             5.4%
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Industrial Revenue         4.5%
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Lifecare                   3.2%
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Education                  2.5%
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General Obligation         2.3%
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Other                      8.2%
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND (Registrant)



                           By  /s/ Mary Jo Ochson
                               Mary Jo Ochson
                               Vice President


Date:  February 13, 2003